SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): April 18, 1999


                          COMPAQ COMPUTER CORPORATION

            (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     1-9026                  76-0011617
          --------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)


             20555 SH 249
            HOUSTON, TEXAS                                    77070
            --------------                                    -----
(Address of Principal Executive Offices)                   (Zip Code)



                                (281) 370-0670
                                --------------
             (Registrant's telephone number, including area code)


         (Former Name or Former Address, if Changed Since Last Report)



      ITEM 5.  OTHER EVENTS.

      In a release dated April 18, 1999, Compaq Computer Corporation (NYSE:
CPQ) announced the resignations of Chief Executive Officer, Eckhard Pfeiffer and Chief Financial Officer, Earl Mason. Compaq's Board of Directors formed an Office of the Chief Executive to oversee the day-to-day running of the Company's operations, effective immediately. Chairman Benjamin M. Rosen and directors and vice chairmen Frank P. Doyle and Robert Ted Enloe, III, will constitute the Office of the Chief Executive. Ben K. Wells was named acting Chief Financial Officer.


      ITEM 7.  EXHIBITS.

      Exhibit 99     News Release dated April 18, 1999 is attached.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 1999

                                               COMPAQ COMPUTER CORPORATION


                                               By:  /s/ Linda S. Auwers
                                                  ------------------------
                                                  Linda S. Auwers
                                                  Vice President, Associate
                                                  General Counsel and
                                                  Assistant Secretary